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                                  EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Uniservice Corporation

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Uniservice Corporation, registration number 333-50897, of our report dated February 18, 2000, relating to the financial statements of the company, appearing in the company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999.


                                                SPEAR, SAFER, HARMON & CO.



Miami, Florida
July 5, 2000



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